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                                                                    EXHIBIT 23.1

                               ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 29, 1999, included in Mechanical Dynamics, Inc.'s Form 10-K for the year ended December 31, 1998, and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

Detroit, Michigan,
July 7, 1999.



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